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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           January 30, 2000

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Nicollet Mall, Minneapolis, Minnesota		55402
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code        (612) 370-6948

Item 5. Other Events

Name Change

    Effective January 30, 2000, Dayton Hudson Corporation changed its name to Target Corporation (the "Corporation"). No other changes were made to the Corporation's structure and it continues with the same rights and obligations as the former Dayton Hudson Corporation. The Corporation is listed on the New York Stock Exchange under the ticker symbol TGT.

    The Articles of Merger effecting the name change are attached as Exhibit (3)A. to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  (3)A. Articles of Merger dated January 12, 2000

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION
Date: January 31, 2000	By	/s/ DOUGLAS A. SCOVANNER Douglas A. Scovanner Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description	Method of Filing
(3)A.	Articles of Merger dated January 12, 2000.	Electronic Transmission

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SIGNATURES

Index to Exhibits